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                                                                   EXHIBIT 10.9





                                   * * * * *


                          CONSTRUCTION LOAN AGREEMENT


                                   * * * * *


                                April 23, 1997


                                   * * * * *


                                    Between


                                BANKTEXAS N.A.,

                                   as Lender


                                      and


                            NEWMARK HOMES, L.P.,
                           a Limited Partnership,


                                  as Borrower

                                   * * * * *
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                          CONSTRUCTION LOAN AGREEMENT


         This LOAN AGREEMENT (the "Agreement") dated as of April 23, 1997, between NEWMARK HOMES, L.P., a Limited Partnership ("Borrower"), and BANKTEXAS N.A. ("Lender").

                                   ARTICLE I.

                                  DEFINITIONS

         For purposes of this Agreement, the following terms shall have the respective meanings assigned to them:

         "Advance" shall mean a disbursement by Lender, to or for the benefit or account of Borrower, of any of the proceeds of the Loan.

         "Affidavit of Borrower" shall mean a sworn affidavit of Borrower, in form and substance satisfactory to Lender, to the effect that all statements, invoices, bills, and other expenses incident to the acquisition of a Lot and the construction of the Improvements incurred to a specified date, whether or not specified in the Approved Budget, have been paid in full, except for (a) amounts retained by Borrower pursuant to the terms of any Construction Contract, and (b) items to be paid from the proceeds of an Advance then being requested by Borrower or in any other manner satisfactory to Lender.

         "Agreement" shall mean this Loan Agreement, as the same may hereafter be modified, amended, supplemented and/or restated.

         "Application for Advance" shall mean a written application by Borrower to Lender, in form and substance satisfactory to Lender, requesting an Advance for the payment or reimbursement of Approved Expenses.

         "Approved Budget" shall mean a budget or cost itemization on a Unit by Unit basis, prepared by Borrower, specifying the cost by line item of (a) all costs and expenses approved by Lender to be advanced to or on behalf of Borrower for the purchase of a Lot, (b) all labor, materials, and services necessary for the construction of the Improvements on such Lot in accordance with the Plans and all Governmental Requirements, and (c) all other expenses anticipated by Borrower incident to the Loan, the acquisition of the Lot, and the construction of the Improvements thereon.

         "Approved Expenses" shall mean all reasonable costs and expenses incurred by Borrower for the acquisition of the Lots, the construction of the Improvements and the borrowing of the Loan, but only to the extent and for no more than the respective amounts allocated to each line item in the Approved Budget; provided, however, if there is a "Contingency" line item in the Approved Budget, Borrower shall, with the prior written approval of Lender, be entitled to draw from such "Contingency" line item to cover cost overruns.
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         "Architectural Contracts" shall mean each contract entered into by
Borrower relating to the design of the Improvements.

         "Available Facility" shall have the meaning given such term in Exhibit "A" attached hereto.

         "Borrower's Deposit" shall have the meaning given such term in Section 2.7.

         "Business Day" shall mean any day other than a Saturday or Sunday on which national banking associations in Houston, Texas are open for business.

         "Code" shall mean the Uniform Commercial Code of Texas, as amended.

         "Collateral" shall mean the Lots, the Improvements and any other collateral which may, from time to time, secure the Loan.

         "Commitment Expiration Date" shall mean May 31, 1998; provided, however, if Lender has made at least one Advance with respect to a particular Unit(s) prior to the Commitment Expiration Date, the Commitment Expiration Date for such Unit(s) only shall be deemed extended to the date 270 days from the date of the Initial Advance for such Unit(s), but in no event beyond the Maturity Date.

         "Construction Contracts" shall mean each contract entered into by Borrower relating to the construction of the Improvements.

         "Contractor" shall mean each person with whom Borrower enters into a contract relating to the construction of the Improvements.

         "Contracts of Purchase" shall mean any and all agreements now existing or hereafter created relating to the purchase of Lots by Borrower.

         "Contracts of Sale" shall mean any and all agreements now existing or hereafter created relating to the sale of Units by Borrower.

         "Debt" shall mean, at any date, all liabilities and contingent liabilities which would be reflected on a balance sheet of Borrower prepared as of such date in accordance with generally accepted accounting principles.

         "Debtor Relief Laws" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief Laws affecting the rights of creditors generally.





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         "Event of Default" shall mean any of the events specified in Section
8.1 of this Agreement, provided there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "Default" shall mean any such event whether or not any such requirement has been satisfied.

         "Financial Statements" shall mean such balance sheets, profit and loss statements, cash flow statements, changes in financial condition, schedules of sources and applications of funds, and other financial information of Borrower as may from time be required pursuant to any of the Loan Papers. Such Financial Statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, and shall, without limitation, disclose all contingent liabilities.

         "Financing Statements" shall mean the Form UCC-1 Code financing statements to perfect all security interest securing the Loan, to be filed with the appropriate offices for the perfection of a security interest in any of the Collateral.

         "Funding Date" shall mean, with respect to each Advance, the date on which such Advance is or is to be funded by Lender to or on behalf of Borrower.

         "Governmental Authority" shall mean the United States, the State, the County, the City, or any other political subdivision in which the Project is located or exercising jurisdiction over Borrower or all or any portion of the Project.

         "Governmental Requirements" shall mean all Laws of any Governmental Authority applicable to Borrower, or all or any portion of the Units.

         "Guarantor"  INTENTIONALLY OMITTED

         "Guaranty"   INTENTIONALLY OMITTED

         "Highest Lawful Rate" shall mean at the particular time in question the maximum rate of interest which, under Applicable Law, Lender is then permitted to charge on the Indebtedness. If the maximum rate of interest which, under Applicable Law, Lender is permitted to charge on the Indebtedness shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to Borrower.

         "Improvements" shall mean single-family detached housing units to be constructed upon Lots, including all utility hookups, landscaping and finish work required by the Plans.





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         "Indebtedness" shall mean all present and future obligations, indebtedness and liabilities, and all renewals and extensions of all or any part thereof, of Borrower to Lender arising from, by virtue of, or pursuant to any of the Loan Papers, including the Note and any and all renewals and extensions thereof, or any part thereof, or future amendments thereto, all interest accruing on all or any part thereof and the Origination Fee, attorney's fees, appraisal fees, environmental inspection fees and other costs reasonably incurred in the enforcement or the collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several, or joint and several.

         "Inspector" shall mean such architect or other person as from time to time may be designated by Lender to inspect the Work on behalf of the Lender.

         "Insurance Policies" shall mean the insurance policies required by
Section 5.14.

         "Intangible Assets" shall mean those assets of Borrower which are (i) deferred assets, other than prepaid insurance and prepaid taxes; (ii) patents, copyrights, trademarks, tradenames, franchises, goodwill, and other similar intangibles, and (iii) unamortized debt discount and expenses.

         "Laws" shall mean all constitutions, treaties, statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of any Governmental Authority.

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give or not to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement or other similar form of public notice under the Laws of any jurisdiction.

         "Litigation" shall mean any proceeding, claim, lawsuit and/or investigation conducted by or before any court, governmental board or agency or any other judicial authority.

         "Loan" shall mean the loan made or to be made by Lender to Borrower as described in this Agreement in a total principal amount not to exceed the Available Facility, together with such other funds which Lender deems necessary to advance to maintain and protect the Units and to preserve and protect Lender's Liens against the Collateral.

         "Loan Papers" shall mean this Agreement, the Note, the Security Documents, and all other documents executed by Borrower pursuant to or in connection with the terms of this Agreement.





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         "Lot" shall mean a subdivided parcel in a platted subdivision on which single-family detached residential units are to be constructed.

         "Maturity Date" shall mean the date on which the total outstanding Indebtedness evidenced by the Note shall be due and payable in full. Unless earlier accelerated pursuant to the terms of the Loan Papers, the Maturity Date shall be March 5, 1999.

         "Maximum Amount" shall mean the maximum amount of interest which, under Applicable Law, Lender is permitted to charge on the Indebtedness.

         "Mortgage" shall mean that certain Master Form Deed of Trust and Security Agreement of even date herewith from Borrower to Robert Weakley, as trustee, as hereinafter supplemented, extended and amended, pursuant to which Borrower shall grant to Lender a Lien on the Units to secure the Indebtedness, subject only to the Permitted Liens.

         "Note" shall mean that certain Promissory Note of even date herewith in the original principal amount of Ten Million and No/100 Dollars ($10,000,000.00) executed by Borrower and payable to the order of Lender, evidencing loans made hereunder for the acquisition of Lots and the construction of Improvements thereon.

         "Origination Fee" shall mean the fee described in Section 3.3.

         "Permitted Liens" shall mean the following:

         (a) Encumbrances against a Unit consisting of zoning ordinances, restrictive covenants, easements and other restrictions on the use of real property approved by Lender in writing;

         (b) The following, if the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings and so long as (i) levy and execution thereon have been stayed and continue to be stayed, (ii) they do not in the aggregate materially detract from the value of the Unit, or materially impair the development or use of the Unit for its intended purposes, (iii) Borrower shall furnish to Lender an indemnity bond with corporate surety satisfactory to Lender or other security acceptable to Lender in an amount equal to 150% of the amount being contested plus a reasonable additional sum to cover possible costs, interest, and penalties, (iv) no contested Lien shall appear as an exception on the Title Policy, and (v) Borrower shall pay such Tax, charge or claim before any property subject thereto shall be sold to satisfy a Lien; (A) claims and Liens for Taxes not yet





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                 due and payable; (B) claims and Liens of mechanics,
                 materialmen, warehousemen, or carriers, or other like Liens; and (C) adverse judgements on appeal;

         (c)     Liens securing the Indebtedness; and

         (d) Those easements, encumbrances and other exceptions to title described or to which reference is made in the Title Policy.

         "Plans" shall mean the final working drawings and specifications for the construction of the Improvements on a given Lot which have been approved in writing by Lender, as the same may be modified with the prior written approval of Lender.

         "Security Documents" shall mean the Mortgage and such other instruments securing all or any portion of the Indebtedness as shall, from time to time, be executed and delivered by Borrower to Lender pursuant to this Agreement.

         "Subcontractor" shall mean each person engaged directly by a Contractor, or any person engaged directly or indirectly by any person engaged directly by the Contractor, to provide labor and/or materials for the construction of the Improvements or otherwise in connection with the Work.

         "Tangible Assets" shall mean, as of any date, the aggregate book value of the assets which would be reflected on a balance sheet of Borrower as of such date in accordance with generally accepted accounting principles, less the aggregate book value of Borrower's Intangible Assets as of such date.

         "Tangible Net Worth" shall mean, as of any date, the amount by which Borrower's Tangible Assets as of such date exceed Borrower's Debt as of such date.

         "Taxes" shall mean all taxes, assessments, fees or other charges from time to time or at any time imposed by any Laws or by any Governmental Authority, except income and franchise taxes of Lender.

         "Title Company" shall mean a title company acceptable to Lender.

         "Title Policy" shall mean a Mortgagee's Policy of Title Insurance or a Binder for a Mortgagee's Policy of Title Insurance from the Title Company in the amount of a Note insuring or committing to insure that the Mortgage securing a given Note constitutes a valid first lien upon the Unit(s) covered by such Mortgage, subject only to those exceptions and encumbrances approved by Lender and otherwise satisfying the requirements of Lender.





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         "Unit" shall mean a Lot together with all Improvements now or hereafter located thereon, with respect to which Lender has agreed to make or has made Advances of the Loan.

         "Work" shall mean all labor, materials and equipment necessary to cause the Improvements to be completed substantially in accordance with the Plans.


                                  ARTICLE II.

                                    THE LOAN

         2.1. Commitment of Lender. Lender agrees, upon and subject to the terms and conditions of this Agreement, to make Advances to Borrower from time to time prior to the Commitment Expiration Date for the purpose of paying and/or reimbursing Borrower for Approved Expenses actually paid or incurred by Borrower, which Advances Borrower may repay and reborrow from time to time prior to the Commitment Expiration Date in accordance with the terms and conditions of this Agreement.

NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, LENDER SHALL NOT BE DEEMED TO HAVE COMMITTED TO MAKE ADVANCES FOR A PARTICULAR UNIT(S) UNLESS AND UNTIL LENDER SHALL HAVE APPROVED, IN ITS SOLE DISCRETION, A BUDGET FOR SUCH UNIT(S) AND THE MORTGAGE (OR A SUPPLEMENT THERETO) COVERING SUCH UNIT(S) SHALL HAVE BEEN FILED IN THE REAL PROPERTY RECORDS OF THE COUNTY WHERE THE UNIT(S) IS LOCATED.

         2.2. Manner of Funding the Advances. Advances for the payment of Approved Expenses shall be made by Lender upon compliance by Borrower with the terms of this Agreement. From time to time Borrower may submit an Application for Advance to Lender requesting an Advance for the payment of Approved Expenses and specifying the requested Funding Date. Lender may, as a condition precedent to any Advance, require an inspection and favorable report on the Unit(s) by the Inspector prior to making such Advance. Each Application for Advance shall be submitted by Borrower to Lender a reasonable time (but not less than five (5) Business Days) prior to the Funding Date on which an Advance is desired by Borrower. Borrower shall be entitled to Advances only to the extent of Approved Expenses. Provided that all conditions to such Advance have been satisfied by Borrower on the Funding Date requested by Borrower, Lender shall fund such Advance as provided in Section 2.3 below. Borrower shall receive all such proceeds in trust for the sole purpose of immediately paying the Approved Expenses described in Borrower's Application for Advance.





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         2.3.  Advances to or for the Benefit of Borrower.  Any Advances may be
disbursed to Borrower, or at Lender's election, directly to the persons furnishing labor and/or materials, or to either or both. Lender shall have no obligation to see that the payments made by it to Borrower or to any designee of Borrower are actually used by said party to pay for labor and materials furnished and used in the construction of the Improvements. Borrower assumes all risks in connection with any disbursement to such designee. Disbursements by Lender pursuant to any disbursement request of Borrower shall be conclusively presumed to be a proper disbursement under this Agreement.

         2.4. Partial Releases. Borrower shall have the right to obtain partial releases of the Units subject to the following terms and conditions:

               (i) No Default or Event of Default shall exist under this Agreement;

               (ii) Borrower shall submit a prepared partial release instrument (the "Partial Release") in form and substance satisfactory to Lender, together with a lot and block description of the Unit or Units to be released. In addition, the Partial Release shall be accompanied by such information as shall be necessary for Lender to process the Partial Release, including the name and address of the title insurance company, if any, to whose attention the Partial Release should be directed and the date when the Partial Release is to become effective. Borrower shall also specify the name and address of the proposed purchaser of the Unit being released; and

               (iii) Payment to Lender of an amount in cash equal to the amount of all Advances actually disbursed by Lender in connection with such Unit(s), plus all accrued but unpaid interest thereon.

         The net proceeds received by Lender in connection with any partial release shall be applied first toward accrued but unpaid interest and then to principal on the Note and then to the remaining Indebtedness in such order of priority as Lender shall determine.

         Borrower shall pay all costs and expenses of Lender arising in connection with any Partial Release, including but not limited to, reasonable legal fees of Lender's counsel, all title insurance premiums arising as a result of endorsements which may be required by Lender to the Title Policy in connection with such Partial Release and all other costs arising in connection with the execution and delivery of the Partial Release.





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         2.5.     Reallocation of Approved Budget.  Borrower may not
reallocate or increase any line item in the Approved Budget without the prior written consent of Lender. Lender reserves the right to make Advances which are allocated to designated line items in the Approved Budget for such other purposes or in such different proportions as Lender may, in its sole discretion, deem necessary or advisable.

         2.6. Borrower's Deposit. If at any time, or from time to time, Lender, in the exercise of its reasonable discretion, determines that the total of the remaining undisbursed Loan proceeds are less than one hundred (100%) percent of the costs of completing the Work and all fees, charges, costs and contingencies which are the obligation of Borrower pursuant to the terms of the Loan Papers, then Lender may demand in writing that the amount which, when added to the undisbursed Loan proceeds, will be sufficient to complete the Work and satisfy such obligations, shall be deposited with Lender to ensure such completion and the performance of such obligations. Borrower shall, within ten
(10) days after demand by Lender, deposit with Lender the amount of such deficiency as determined by Lender in an interest bearing account. Until such funds have been deposited with Lender, Lender shall have no duty to make any further disbursements of any proceeds of the Loan. All funds so deposited by Borrower pursuant to this Section 2.6 shall be disbursed by Lender in the manner provided herein for disbursement of the Loan proceeds and in such order as Lender may select. All such funds are hereby assigned to Lender as additional security for the Indebtedness, and may be applied in satisfaction of Borrower's obligations to Lender on the occurrence of an Event of Default.

                                  ARTICLE III.

                              CONCERNING THE LOANS

         3.1. Note. Each Advance of the proceeds of the Loan made by Lender to Borrower pursuant to Article II shall be advanced pursuant to and evidenced by the Note. The Loan shall be due and payable as provided in the Note.

         3.2. Interest on the Loans. The principal balance of the Loan from time to time outstanding shall bear interest as provided in the Note.

         3.3. Origination Fee. Upon approval of a Budget for a particular Unit(s) by Lender and as a condition to the initial Advance related to such Unit(s), Borrower shall pay to Lender a loan origination fee in an amount equal to .25% of the maximum amount which Lender has committed to lend to Borrower with respect to such Unit(s).





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         3.4.    Prepayments.  Borrower shall have the right on any Business Day to prepay the Loan in whole or in part without premium or penalty, provided, that any prepayment made in connection with a partial release shall be applied as provided in Section 2.4 and any other prepayment shall first be applied to accrued and unpaid interest and then to principal.

         3.5.    Collateral.

         (a) Collateral for the Indebtedness. In order to secure the full and timely payment and performance of the Indebtedness, Borrower shall, on or before the first Advance of each Unit, grant to Lender a Lien on the subject Unit (subject only to Permitted Liens).

         (b) Perfection. Borrower shall promptly execute, acknowledge and deliver the Security Documents in order to create, grant, evidence, perfect and maintain such Liens and the priority thereof.

         (c) Evidence of Perfection. Borrower shall deliver to Lender, from time to time, such certificates, and other evidence of the validity, enforceability, priority and perfection of the Liens of the Security Documents, all in form and substance satisfactory to Lender, as Lender may reasonably request and which are obtainable from the Title Company or any Governmental Authority.

         (d) Application of Proceeds upon Foreclosure. Upon foreclosure or other exercise of remedies with respect to the Collateral by Lender, the proceeds of any sale of, or other realization upon, all or any part thereof shall be applied by Lender in the following order of priorities:

         First, to the payment of the expenses of such sale or other realization, including reasonable fees and expenses of attorneys and trustees, and all expenses, liabilities, and advances incurred or made by Lender in connection therewith, including, without limitation, appraisal fees, environmental inspection fees and other costs reasonably incurred by Lender;

         Second, to the payment and/or prepayment of the Indebtedness in such manner, amounts and order of priority as Lender shall determine in its sole discretion until the Indebtedness has been paid in full; and

         Third, to payment to Borrower or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.





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                                  ARTICLE IV.

                              CONDITIONS PRECEDENT

         4.1. Initial Advance. In addition to the requirements and conditions precedent stated elsewhere in this Agreement, the obligation of Lender to make the initial Advance related to any Unit is subject to the satisfaction, occurrence and/or existence of each of the conditions set forth in Exhibit "B" attached hereto on or prior to the first Advance for such Unit. Lender may make the initial Advance notwithstanding the fact that one or more of such conditions have not been satisfied, have not occurred or does not exist, but such action by Lender shall not be deemed to be a waiver of the requirement that any such condition precedent be satisfied, have occurred and/or exist as a condition to any subsequent Advance.

         4.2 Final Advance. In addition to the requirements and conditions precedent stated elsewhere in this Agreement, Lender shall not be obligated to make the final Advance for any Unit unless and until, on or prior to the date of such Advance, each of the conditions set forth in Exhibit "C" hereto shall have occurred or been satisfied or exist at the date of such Advance, and, if required by Lender, Borrower shall have delivered to Lender evidence of such occurrence, satisfaction or existence.

         4.3 All Advances. In addition to the requirements and conditions precedent stated elsewhere in this Agreement, Lender shall not be obligated to make any Advance unless and until, on or prior to the date of such Advance, each of the conditions set forth in Exhibit "D" hereto shall have occurred or been satisfied or exist at the date of such Advance, and, if required by Lender, Borrower shall have delivered to Lender evidence of such occurrence, satisfaction or existence.

         4.4 Condition. Notwithstanding anything contained herein to the contrary, Lender shall not advance Loan proceeds for additional Units if more than fifty percent (50%) of the total Available Facility shall consist of Units which are not subject to bona fide Contracts of Sale, copies of which have been received by Lender.

         4.5 Continuing Representation. Each request by Borrower for an Advance shall constitute a representation and warranty by Borrower that the representations and warranties set forth in the Loan Papers are true and correct in all material respects as of the date of such Advance and that all conditions precedent to the obligations of the Lender to make such Advance will be satisfied on the date such Advance is made.

         4.6 No Waiver. No Advance shall constitute a waiver of any condition precedent to the obligation of Lender to make any further





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
Advance, nor, if Borrower is unable to satisfy any condition precedent to the obligation of Lender to make any Advance, shall Lender be precluded from thereafter declaring that the satisfaction of such condition precedent shall be a condition precedent to the obligation of Lender to make any further Advance.

         4.7. Conditions Precedent for the Benefit of Lender. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other person may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Agreement may be waived by Lender, in whole or in part, temporarily or permanently, at any time.

         4.8 Direct Disbursement and Application by Lender. During the continuance of an Event of Default, Lender shall have the right, but not the obligation, to disburse and directly apply the proceeds of any Advance to the satisfaction of any of Borrower's obligations hereunder. Any Advance by Lender for such purpose, shall be part of the Loan and shall be secured by the Security Documents. Borrower hereby authorizes Lender to hold, use, disburse, and apply the loan for payment of costs of construction of the Improvements, expenses incident to the Loan and the Units, and the payment or performance of any obligation of Borrower hereunder. Borrower hereby assigns and pledges the proceeds of the Loan to Lender for such purposes. During the continuance of an Event of Default, Lender may advance and incur such expenses as Lender deems necessary to complete construction and preserve the Units, and any other security for the Loan, and such expenses shall be secured by the Security Instruments, and payable to Lender upon demand. During the continuance of an Event of Default, Lender may disburse any portion of any Advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this Section 4.8 irrespective of any other provisions of this Agreement, and the amount of Advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.


                                   ARTICLE V.

                             AFFIRMATIVE COVENANTS

         From the date hereof, and so long as this Agreement is in effect and until payment in full of the Indebtedness and the performance of all other obligations of Borrower under this Agreement:

         5.1.  General Covenants.  Borrower covenants and agrees that it will:

         (a) Payment of Taxes and Claims. Cause to be paid and discharged all lawful Taxes imposed upon the Units before the same shall be delinquent, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien upon the Units or any part thereof; provided, however, Borrower may contest any such Tax or claim in the manner and upon the terms and conditions, if any, set forth herein;

         (b) Maintenance of Existence. Cause to be done all things necessary to preserve and keep in full force and effect the existence of Borrower;

         (c) Compliance with Applicable Laws. Comply with the requirements of all Applicable Laws and orders of any Governmental Authority, and obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business; and

         (d)   Furnish Estoppel Certificate.  Borrower will deliver to
Lender, within five (5) Business Days after request therefor, estoppel certificates or written statements duly acknowledged, stating, to Borrower's knowledge, the amount advanced to Borrower under this Agreement and the amount due on the Note and whether any offsets or defenses exist hereunder or against the Note.

         5.2. Accounts, Reports and Other Information. Borrower shall furnish to Lender the following:

         (a) Monthly Reports. As soon as practicable after the end of each month (but in any event by the 20th day of each month), a report, in form and substance satisfactory to Lender, detailing the following information:

               (i) a production status report reflecting progress of work on all Units;

               (ii) a closings and revenues report indicating the status of scheduled closings and sales closed or to be closed by Borrower since Borrower's submission of its previous monthly report;

         (b) Notice of Default. Promptly upon Borrower's knowledge of the happening of any condition or event which constitutes a Default, a written notice specifying the nature and period of existence thereof and what action Borrower is taking and proposes to take with respect thereto;

         (c) Notice of Litigation. Promptly upon becoming aware of the existence of any material Litigation involving Borrower or any Unit, where the amount in controversy exceeds or is reasonably expected to exceed $100,000.00, a written notice specifying the nature thereof and whether Borrower will contest such proceeding;

          (d) Notice from Regulatory Agencies. Promptly upon receipt thereof, information with respect to and copies of any notices received from any Governmental Authority relating to an order, ruling, statute or other Law or information which might result in the payment of money by Borrower to such Governmental Authority or which might have an adverse affect upon any Unit; and

          (e) Requested Information. With reasonable promptness, such other data and information as from time to time may be reasonably requested by Lender with respect to any Unit and/or the financial condition of Borrower.

          5.3. Inspection. Borrower shall permit representatives of Lender to examine Borrower's books of account, records, reports and other papers, and to make copies and extracts therefrom, and to discuss the affairs, finances and accounts with its respective officers, employees and accountants (and by this provision Borrower authorizes its accountants to discuss with Lender's representatives the finances and affairs of Borrower) as often as may be reasonably requested by Lender.

          5.4. Compliance with Governmental Requirements. Borrower will timely comply with all Governmental Requirements and deliver to Lender evidence thereof. If the construction of the Improvements or the use of all or any portion of the Units shall, pursuant to any Governmental Requirement, be permitted only so long as any special requirement, condition or agreement shall be kept by Borrower, Borrower shall promptly advise Lender in writing of such condition and shall thereafter at all times cause such Governmental Requirements to be continuously met or satisfied. Borrower assumes full responsibility for the compliance of the Plans and the Units with all Governmental Requirements and with sound building and engineering practices and, notwithstanding any approvals or inspections by or for the benefit of Lender, Lender shall have no obligation or responsibility whatsoever for the Plans or any other matter incident to the Units or the construction of the Improvements.

          5.5. Financial Covenants. Borrower shall at all times during the term of this Agreement maintain a Tangible Net Worth of no less than $9,000,000.00 and a Debt to Tangible Net Worth Ratio of no greater than 5.0 to 1.
                                                                      /s/ TW
                                                                      ----------
                                                                      Borrower
                                                                      Initial

          5.6. Construction of the Improvements. Borrower shall, unless otherwise prohibited by the terms of this Agreement, commence construction of the Improvements upon a Lot within fifteen (15) days following its acquisition and shall cause the construction of the Improvements to be prosecuted with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements, and in substantial accordance with the Plans, and shall complete such Improvements within the time required under any applicable Contract of Sale, free and clear of Liens for labor and/or materials, except Permitted Liens. Borrower will not permit cessation of work for a period in excess of fifteen
(15) consecutive days.

         5.7. Correction of Defects. Borrower will correct or cause to be corrected (a) any defect in the Improvements, and (b) any departure in the construction of the Improvements from the Plans or any Governmental Requirements.

         5.8. Storage of Materials. Borrower will cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements, to be stored at the site of the Improvements or at such other location as may be reasonably approved by Lender in writing, with adequate safeguards, as required by Lender, to prevent loss, theft, damage, or commingling with other materials or projects.

         5.9. Inspection of the Units. Lender may require monthly construction inspection reports to be prepared by the Inspector and the cost associated with said reports shall be paid directly by the Borrower. In addition to the monthly inspection reports and at all times during the term of this Agreement and so long as any Indebtedness remains unpaid and outstanding, Borrower shall permit Lender, Inspector and their respective agents and representatives, to enter upon any Unit and any location where materials intended to be utilized in the construction of the Improvements are stored for the purpose of inspection of the Units and such materials. Borrower shall pay all expenses of the Inspector in order to enable the Inspector to perform its duties to Lender, cooperate with the Inspector, cause the Contractors to cooperate with the Inspector, and, upon request, will furnish the Inspector with whatever the Inspector may consider necessary or useful in connection with the performance of its duties hereunder. Borrower acknowledges that the duties of the Inspector run solely to Lender and that the Inspector shall have no obligations or responsibilities whatsoever to Borrower or to any of Borrower's contractors, agents or employees.

         5.10. Advertising by Lender. Borrower agrees that during the term of this Agreement, Lender may erect and maintain on any Unit one or more advertising signs indicating that financing has been provided by Lender.

         5.11. Costs and Expenses. Borrower shall pay when due all costs and expenses required by this Agreement, including, without limitation, (a) all Taxes applicable to the Units, (b) all fees for filing or recording the Security Documents, (c) all fees and commissions lawfully due to brokers, salesmen, and agents in connection with the Units, (d) all title insurance and title examination charges, including premiums for the Title Policy, (e) all survey costs and expenses, (f) all premiums for the Insurance Policies, (g) all costs and expenses incurred by Lender, including all reasonable fees and expenses of counsel to Lender (said fees and expenses not to exceed $3,000.00), all appraisal and environmental inspection fees, all fees and expenses of the Inspector, (h) any other fees negotiated between Borrower and Lender, including, but not limited to, a .25% loan origination fee, assessed by Unit and payable at the closing of the Loan, and all fees and expenses incurred by Lender in connection with the negotiation, preparation and execution of Loan Papers (and any amendments thereto and any waivers and releases requested with respect thereto), the enforcement of Lender's rights thereunder, and the occurrence of any Default or Event of Default hereunder.

         5.12. Additional Documents. Borrower shall execute and deliver to Lender, from time to time as reasonably required by Lender, such other documents as shall reasonably be necessary to provide the rights and remedies to Lender granted or provided for by the Security Documents.

         5.13. Defense of Actions. If Borrower fails timely to do so, Lender may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Units or the respective rights and obligations of Lender and Borrower pursuant to this Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including reasonable attorneys' fees and expenses incurred in connection with proceedings or actions, which Borrower agrees to repay to Lender upon demand.

         5.14 Insurance. Borrower will obtain and maintain the following coverages:

         (a) comprehensive general liability insurance, including blanket contractual liability, for not less than $500,000.00 arising out of any one occurrence or in any increased amount required by Lender and naming Lender as an additional insured;

         (b) as to each Unit, all risks course of construction insurance covering the Improvements in an amount acceptable to Lender, containing a loss payable or other endorsement satisfactory to Lender insuring Lender as mortgagee; and

         (c)      such other insurance as Lender may reasonably require.

         5.15     Policies.  All policies of insurance referred to in Section
5.14 above shall be issued by companies rated "A" or better in Best's Insurance Reports and shall contain such provisions and endorsements as Lender deems necessary or desirable to protect the interests of Lender, including an agreement by the insurer that the policy shall not be cancelled, endorsed, altered, reissued or materially changed without at least fifteen (15) days' prior written notice to Lender.

         5.16. Delivery of Policies; Payment of Premiums. Prior to the making of the first Advance hereunder and as a condition thereto, originals of the policies of insurance required pursuant to Section 5.14, or certificates with certified copies of the same, shall be provided to the Lender by Borrower's insurance carrier, and, at least fifteen (15) days prior to the expiration dates of each policy, new policies or renewal policies, or certificates with certified copies of the same, shall be delivered to Lender by Borrower's insurance carrier. Additionally, Borrower shall provide Lender with monthly Builder's Risk Reports which shall clearly list all of Borrower's properties financed by Lender and the amount of coverage for each.

         5.17. Safety. Borrower shall cause to be erected and maintained at and in the area of each Unit, as required by existing conditions and progress of the Work, and in all events as required by Applicable Law and any Governmental Requirements, all necessary safeguards for safety and protection, both as to persons involved in the Work and as to the public at large, including, without limitation, danger signs and other warnings against hazards and shall promulgate and enforce safety regulations with respect to the Work consistent with the highest standards of the industry.

         5.18. Financial Statements. Within thirty (30) days after the end of each month, Borrower shall furnish to Lender a balance sheet, a statement of profit and loss and a sources and uses of funds statement together with a certificate executed by a responsible officer of Borrower confirming compliance by Borrower with the terms of this Agreement. Within one hundred twenty (120) days after the end of each calendar year, Borrower shall furnish to Lender the same such statements, but audited and prepared by an independent certified public accountant satisfactory to Lender in accordance with generally accepted accounting principles consistently applied, together with a certificate executed by a responsible officer of Borrower confirming compliance by Borrower with the terms of this Agreement.


                                  ARTICLE VI.

                               NEGATIVE COVENANTS

         From the date hereof and so long as this Agreement is in effect and until payment in full of the Indebtedness, and the performance of all other obligations of Borrower under this Agreement:

         6.1. Limitation on Liens. Borrower shall not create or suffer to be created or to exist, any Lien upon any Unit except Permitted Liens.

         6.2. Mergers, etc. Borrower shall not dissolve or be a party to any merger or consolidation.

         6.3. Assignment. Borrower shall not, directly or indirectly, assign or transfer, or attempt to do so, any rights, duties or obligations under the Loan Papers. Within ten (10) days after any transfer of any stock or ownership interest, Borrower shall give Lender written notice of the same.

         6.4. Use of Proceeds. Borrower shall not use any of the proceeds of the Loan for any purpose other than the payment or reimbursement of Approved Expenses.

         6.5. Conveyances Prohibited. Subject to Section 2.4 hereof, Borrower will not, without the prior written consent of Lender, transfer, convey, lease or otherwise dispose of any Lot, the Improvements, any personal property located or to be located thereon or used in connection with the operation of any Unit, or any part thereof or any interest therein, so long as any part of the Indebtedness is outstanding.

         6.6. Modification of Plans. Borrower will not amend, modify, change or deviate from the Plans in a manner which will increase the cost to Borrower of the Improvements described in such Plans by a sum in excess of $10,000.00 without the prior written consent of Lender.

         6.7. Restrictions and Annexation. Borrower shall not impose or consent to any restrictive covenants upon any Unit, execute, grant or consent to any easements with respect to any Unit, file, amend or consent to any subdivision plat affecting any Unit, or form or consent to the creation of any homeowner's association affecting any Unit, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

         6.8. Disposal of Assets. Borrower shall not dispose of any of its assets outside of the ordinary course of business.

         6.9. Lines of Business. Borrower will not, directly or indirectly, engage in any business other than home construction, or discontinue any of its existing lines of business or substantially alter its method of doing business.

                                  ARTICLE VII.

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         Borrower represents, warrants and covenants as follows:

         7.1. Compliance With Laws and Other Matters. Borrower is not, and the execution, delivery and performance and compliance with the terms of the Loan Papers will not cause Borrower to be: (a) in violation of any Law; or (b) in default under any agreement or instrument to which Borrower is a party or under which Borrower or the Project is bound. There is no Litigation pending against or, to the knowledge of Borrower, threatened against or affecting Borrower or any Unit. There are no outstanding or unpaid final judgments against Borrower.

         7.2. Title to Units. Borrower has or will have (a) full power, authority and legal right to own each Unit, and (b) good and indefeasible title in fee simple to each Unit, subject to no Lien of any kind except Permitted Liens.

         7.3. Authorization; Validity. The execution and delivery of this Agreement, the Note and the other Loan Papers and the performance of their respective terms have been duly authorized by all requisite action on behalf of Borrower. No consent of any other person is required as a prerequisite to the validity and enforceability of this Agreement or any document contemplated herein. This Agreement is, and the Note and each of the other Loan Papers to be executed by Borrower will on due execution and delivery thereof be, the legal, valid and binding obligation of Borrower enforceable in accordance with their respective terms, subject as to enforcement of remedies to any Debtor Relief Laws.

         7.4. Possession of Franchises, Licenses, Etc. Borrower possess all franchises, certificates, licenses, permits and other authorizations from Governmental Authorities that are necessary for the ownership of the Lots and construction of the Improvements, and to Borrower's knowledge, Borrower is not in violation of any thereof.

         7.5. Disclosure. Neither this Agreement nor any other document, certificate or statement furnished by or on behalf of Borrower to Lender pursuant to the Loan Papers or Borrower's application therefor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

         7.6. Plans. The Plans fully and completely describe the Improvements and comply with all Applicable Laws and restrictive covenants and have been approved, to the extent required, by all Governmental Authorities, and the beneficiary of any restrictive covenants.

         7.7. Construction. Construction of the Improvements will be performed within the perimeter of the Lot and in accordance with the Plans and all restrictive covenants applicable to the Lot; there are, and will be, no structural defects in the Improvements, no violation of any Law exists or will exist with respect thereof, and the anticipated use of the Units complies or will comply with all applicable zoning ordinances, plats, regulations and restrictive covenants affecting the Units and all Laws for such use have been satisfied.

         7.8. Utilities. All utility services necessary for the construction of the Improvements and the sale of Units to the public are available for connection at the boundaries of each Lot, including water supply, storm and sanitary sewer facilities, proper drainage facilities, and gas, electric and telephone facilities.

         7.9. Commencement of Construction. Prior to the recordation of the Mortgage covering a Unit, no work of any kind (including the destruction or removal of any existing improvements, site work, clearing, grubbing, draining or fencing) shall have commenced or shall have been performed on such Lot, no equipment or material shall have been delivered to or upon such Lot for any purpose whatsoever, and no contract (or memorandum or affidavit thereof) for the supplying of labor, materials, or services for the construction of the Improvements shall have been recorded in the Real Property Records of the county where the Lot is located.

         7.10.   Environmental Matters.

         (a) Borrower has duly complied with, and each Unit is in compliance with, the provisions of all applicable federal, state and local environmental, health and safety laws, codes and ordinances and all rules and regulations promulgated thereunder.

         (b) Borrower has been issued and will maintain all required federal, state or local permits, licenses, certificates and approvals relating to (i) air emissions, (ii) discharges to surface or ground water, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (intended hereby and hereafter to include any and all such materials listed in any applicable federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder, as hazardous or potentially hazardous), and
(vi) other applicable environmental, health or safety matters.

         (c) Borrower has received no notice of, and neither knows of nor suspects, facts which might constitute any violations of any applicable federal, state or local environmental, health or safety laws, codes or ordinances and any rules and regulations promulgated thereunder with respect to any Unit.

         (d) To the best of Borrower's knowledge, there has been no material emission, spill, release or discharge into or upon (i) the air, (ii) soils or any improvements located thereon, (iii) surface water or ground water, or (iv) the sewer, septic system or waste treatment, storage or disposal system servicing any Unit, of any toxic or hazardous substance or wastes at or from any Unit (any of which is hereafter referred to as a "Hazardous Discharge"), and each Unit is free of any levels of such toxic or hazardous substances or wastes which would be in violation of any applicable federal, state or local environmental, health or safety laws, codes or ordinances. Borrower has no knowledge that there has ever been any event which would be deemed a release or a disposal of any hazardous, toxic or dangerous substance, waste or material at, on, or in connection with any Unit defined as such in, or for the purpose of, the Comprehensive Environmental Response, Liability and Compensation Act, 42 U.S.C. 9601, et seq., any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standard of conduct concerning any hazardous material.

         (e) To the best of Borrower's knowledge, there has been no complaint, order, directive, claim, citation or notice by any governmental authority or any person or entity with respect to (i) air emissions, (ii) spills, releases or discharges to soils or improvements located thereon, surface water, ground water or the sewer, septic system or waste treatment, storage or disposal systems servicing any Unit, (iii) noise emissions, (iv) solid or liquid waste disposal, (v) the use, generation, storage, transportation or disposal of toxic or hazardous substances or waste, or (vi) other environmental, health or safety matters affecting the Borrower or any Unit (any of which is hereafter referred to as an "Environmental Complaint").

         (f) Borrower shall promptly provide to Lender true, accurate and complete copies of any and all documents, including reports, submissions, notices, orders, directives, findings and correspondence made by Borrower to the United States Environmental Protection Agency ("EPA"), the United States Occupational Safety and Health Administration ("OSHA") or any other federal, state or local authority which require informational submissions concerning environmental, health or safety matters which would materially affect the Unit.

         (g) Borrower shall give to Lender immediate oral and written notice of any Hazardous Discharge or Environmental Complaint. Such notices shall include, among other information, the name of the party who filed the claim, the nature of the claim and the actual or estimated potential amount of the claim if known. Borrower shall promptly comply with its obligations under applicable environmental law with regard to such Hazardous Discharge or Environmental Complaint.

         (h) Without limitation upon the rights of Lender set forth elsewhere in this Agreement, in the event Borrower fails to take reasonable and appropriate action with respect to a Hazardous Discharge or Environmental Complaint, Lender shall have the right, but not the obligation, to enter onto any Unit and/or to take such actions as it reasonably deems necessary or advisable to remediate, remove, resolve, minimize the impact of, or otherwise deal with, any Hazardous Discharge or Environmental Complaint. All costs and expenses reasonably and actually incurred by Lender in the exercise of any such rights shall be secured by the Collateral and shall be payable by the Borrower upon demand.

         (i) Borrower hereby agrees to defend, indemnify and hold Lender harmless from and against any and all claims, losses, liabilities, damages and expenses (including, without limitation, reasonably incurred remediation costs and reasonable attorneys' fees) arising directly or indirectly from, out of or by reason of a Hazardous Discharge or Environmental Complaint caused by Borrower.

         7.11. The Financial Statements. The Financial Statements are (and shall be) true, correct, and complete as of the date specified therein and fully and accurately present the financial condition of Borrower as of the date specified. No material adverse change has occurred in the financial condition of Borrower since the date of the most recent financial statements provided to Lender.


                                  ARTICLE VIII

                                    DEFAULT

         8.1. Events of Default. The term "Event of Default" as used herein, means the occurrence and continuance of any one or more of the following events (including the passage of time, if any, specified therefor):

         (a) Payments. The failure or refusal of Borrower to pay principal, interest, or any other portion of the Indebtedness, including the Origination Fee, whether created pursuant to this Agreement, or evidenced by the Note, or owing under or by reason of any of the other Loan Papers or otherwise, on the date such payment is due; provided, however, Borrower shall have ten (10) days after written notice is given by Lender to Borrower with respect to the payment of interest to cure said failure.

         (b) Certain Covenants. The failure by or refusal of Borrower punctually and promptly to perform, observe and comply with any of the covenants, agreements and conditions contained in any of the Loan Papers [other than covenants as to which a breach would constitute an Event of Default under
Section 8.1(a)], and, if such failure is capable of being cured, the continuation of such failure for a period of twenty (20) days after written notice specifying such failure is given by Lender to Borrower.

         (c) Voluntary Debtor Relief. Borrower shall (i) execute an assignment for the benefit of creditors, or (ii) admit in writing its inability, or be generally unable, to pay its debts generally as they become due, or (iii) voluntarily seek the benefit or benefits of any Debtor Relief Law, or (iv) voluntarily become a party to any proceeding provided for by any Debtor Relief Law that could suspend or otherwise affect any of the rights of Lender granted in the Loan Papers.

         (d) Involuntary Proceedings. Borrower shall involuntarily (i) have an order, judgment or decree entered against it pursuant to any Debtor Relief Law that could suspend, delay or otherwise affect the enforcement of any of the rights granted to Lender in any of the Loan Papers, and such order, judgment or decree is not stayed or reversed within sixty (60) days after the entry thereof, or (ii) have a petition filed against it seeking the benefit or benefits provided for by any Debtor Relief Law, and such petition is not discharged within sixty (60) days after the filing thereof.

         (e) Judgments. Borrower shall have rendered against it a final money judgment, and the same shall remain in effect and unstayed for a period of thirty (30) consecutive days.

         (f) Misrepresentation. The discovery by Lender that any statement, representation or warranty in the Loan Papers or in any writing ever delivered to Lender by Borrower pursuant to the Loan Papers, including, without limitation, in any Application for Advance, is false, misleading or erroneous in any material respect.

         (g) Cessation of Construction. The cessation of the construction of any Improvements for more than fifteen (15) days without the written consent of the Lender.

         (h) Failure to Comply. Failure of any Improvements to comply with the Plans or any Governmental Requirements.

         (i) Dissolution, etc. The liquidation, termination, dissolution, or death of Borrower.

         (j) Loan Papers. A default or event of default shall occur under any of the other Loan Papers.

         8.2.    Certain Rights of Lender.

         (a) Remedies Upon Default. Should an Event of Default occur and be continuing, Lender may, at its election, do any one or more of the following:

         (i) Acceleration. Declare the entire unpaid balance of the Indebtedness, or any part thereof, immediately due and payable, whereupon it shall be due and payable. If an Event of Default specified in subparagraph (d) or (e) of Section
                 8.1 occurs, the aggregate unpaid principal balance of and accrued interest on the Indebtedness shall thereupon become due and payable concurrently therewith, without any action by Lender and without diligence, presentment, demand, protest, notice of protest, intent to accelerate or notice of acceleration, or notice of any other kind, all of which are hereby expressly waived.

         (ii)    Termination.  Terminate the commitment to lend hereunder.

         (iii)   Judgment.  Reduce any claim to judgment.

         (iv) Rights. Exercise any and all rights afforded by the Laws of the State of Texas or any other jurisdiction, as Lender shall deem appropriate, including, but not limited to, the Code, or by any of the Loan Papers, or by Law or in equity, or otherwise.

         (v) Offset. Exercise the rights of offset against the interest of Borrower in and to any property of Borrower maintained with or in the possession of Lender to the extent of the full amount of the Indebtedness.

         (b) Performance by Lender. Should any covenant, duty or agreement of Borrower fail to be performed in all material respects in accordance with the terms of the Loan Papers, Lender may, after an Event of Default has occurred and so long as the same continues, at its option, perform, or attempt to perform, such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender, promptly pay any reasonable amount expended by Lender in such performance or attempted performance to Lender, together with interest thereon at the rate specified in Section 11.8 from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume, and shall never have, except by express written consent of Lender, any liability or responsibility for the performance of any duties of Borrower hereunder.

         (c) Lender Not In Control. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the rights or power to exercise control over the affairs and/or management of Borrower, the power of Lender being limited to the right to exercise the remedies provided in the other subparagraphs and subsections of this Section.

         (d) Waivers. The acceptance by Lender at any time and from time to time of part payment on the Indebtedness shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any particular Event of Default shall be deemed to be a waiver of any Event of Default other than said particular Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Papers shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Loan Papers or otherwise.

         (e) Cumulative Rights. All rights or remedies available to Lender under the Loan Papers shall be cumulative of and in addition to all other rights or remedies granted to Lender at Law or in equity, whether or not the Indebtedness be due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Papers.

         (f) With Respect to Units. During the continuance of any Event of Default, Lender shall have the right, but not the obligation, to enter into possession of the Units, to perform all work necessary to complete the construction of the Improvements, and to employ watchmen and other safeguards to protect the Units. Borrower hereby appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, upon the occurrence of an Event to Default, to (a) use such sums as are necessary, including any remaining proceeds of the Loan, make such changes or corrections in the Plans, and employ such architects, engineers, and contractors as may be required for the purpose of completing the construction of the Improvements, (b) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements, (c) endorse the name of Borrower on any checks or instruments payable to Borrower with respect to the Units, including, without limitation, checks representing proceeds from the Insurance Policies, and to receive and use the proceeds thereof to complete the construction of the Improvements or to reimburse Lender for funds, including the Loan, theretofore advanced by Lender to or for the benefit or account of Borrower, (d) do every act with respect to the construction of the Improvements which Borrower may do, and (e) prosecute or defend any action or proceeding incident to the Units. The power-of-attorney granted hereby is a power coupled with an interest and is irrevocable and shall be binding upon Borrower's heirs, executors, administrators, legal representatives, successors and assigns.

Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.


                                  ARTICLE IX.

                                  ASSIGNMENTS

         9.1. Assignment of Contracts of Sale and Contracts of Purchase. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to the Contracts of Sale and Contracts of Purchase, upon the following terms and conditions:

         (a) Borrower represents and warrants that the copies of the Contracts of Sale and Contracts of Purchase, if any, it has furnished to Lender are true and complete copies thereof and that Borrower's interest therein is not subject to any claim, setoff, or encumbrance other than Permitted Liens.

         (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under the Contracts of Sale or the Contracts of Purchase and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform in a timely manner all of its obligations under the Contracts of Sale and Contracts of Purchase. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to, reasonable attorneys' fees) resulting from any failure of Borrower to so perform.

         (c) During the continuance of an Event of Default, Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under the Contracts of Sale or the Contracts of Purchase or to protect the rights of Borrower or Lender thereunder. Except for its negligence or misconduct, Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to hold Lender free and harmless against and from any loss, cost, liability or expense (including but not limited to, reasonable attorneys' fees) incurred in connection with any such action.

         (d) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's name or in Lender's name, to enforce all rights of Borrower under the Contracts of Sale and Contracts of Purchase during the continuance of an Event of Default.

         (e) Prior to an Event of Default, Borrower shall have the right to exercise its rights under the Contracts of Sale and Contracts of Purchase provided that Borrower shall not commit any act which would impair the security constituted by this assignment without the prior written consent of Lender.

         (f) This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Mortgage, any receiver in possession of any Units, and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Agreement.

         9.2 Assignment of Construction Contracts, Architectural Contracts and Other Contracts. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to the Construction Contracts, the Architectural Contracts and any other contracts relating to the design or construction of the Improvements (the "Other Contracts") upon the following terms and conditions:

         (a) Borrower represents and warrants that the copies of the Construction Contracts, the Architectural Contracts and the Other Contracts it has furnished to Lender are true and complete copies thereof and that Borrower's interest therein is not subject to any claim, setoff, or encumbrance.

         (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under the Construction Contracts, the Architectural Contracts of the Other Contracts, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform in a timely manner all of its obligations under the Construction Contracts, the Architectural Contracts and the Other Contracts. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability, or expense (including but not limited to, reasonable attorney's fees) resulting from any failure of Borrower to so perform.

         (c) During the continuance of an Event of Default, Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under the Construction Contracts, the Architectural Contracts or the Other Contracts or to protect the rights of Borrower or Lender thereunder. Except for its negligence or misconduct, Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to hold Lender free and harmless against and from any loss, cost, liability or expense (including but not limited to, reasonable attorneys' fees) incurred in connection with any such action.

         (d) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's name or in Lender's name, to enforce all rights of Borrower under the Construction Contracts, the Architectural Contracts or the Other Contracts during the continuance of an Event of Default.

         (e) Prior to an Event of Default, Borrower shall have the right to exercise its rights under the Construction Contracts, the Architectural Contracts and the Other Contracts provided that Borrower shall not cancel or amend the Construction Contracts, the Architectural Contracts or the Other Contracts or do any act which would impair the security constituted by this assignment without the prior written consent of Lender.

         (f) This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Mortgage, any receiver in possession of any Unit, and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Agreement.

         9.3 Assignment of Plans. As additional security for the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's right, title, and interest in and to the Plans and hereby represents and warrants to and agrees with Lender as follows:

         (a) The Plans are complete and adequate in all material respects for the construction of the Improvements and there have been no modifications thereof.

         (b) Lender may utilize the Plans for purposes of conducting inspections of the Units and related purposes incidental to its administration of the Loan, and, after the occurrence of an Event of Default, for any purpose relating to the construction and the completion of the Improvements.

         (c) Lender's acceptance of this assignment shall not constitute approval of the Plans by Lender. Lender has no liability or obligation whatsoever in connection with the Plans and no responsibility for the adequacy thereof or for the constructions of the Improvements contemplated by the Plans. Lender has no duty to Inspect the Improvements, and if Lender should inspect the Improvements, and if Lender should inspect the improvements, Lender shall have no liability or obligation to Borrower arising out of such inspection. No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the Improvements are in accordance with the Plans or constitute a waiver of Lender's rights thereafter to insist that the Improvements be constructed in substantial accordance with the Plans.

         (d) This assignment shall inure to the benefit of Lender, its successors and assigns, including any purchaser upon foreclosure of the Mortgage, any receiver in possession of any Unit, and any corporation formed by or on behalf of Lender which assumes Lender's rights and obligations under this Agreement.

                                   ARTICLE X.

                                 MISCELLANEOUS

         10.1. Number and Gender of Words. Wherever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

         10.2. Headings. The headings, captions and arrangements used in any of the Loan Papers are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of the Loan Papers, nor affect the meaning thereof.

         10.3. Notices. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be mailed, postage prepaid, to the respective addresses for notice specified below, or, as to any party, to such other address as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder will be effective when mailed by certified mail, postage prepaid, addressed as aforesaid.

         (a)     If to Lender:             BankTEXAS N.A.
                                           8820 Westheimer
                                           P. O. Box 630369
                                           Houston, Texas  77263
                                           Attention: Real Estate Lending



         (b)     If to Borrower:           Newmark Homes, L. P.
                                           ---------------------------------
                                           1200 Soldiers Field Drive
                                           ---------------------------------
                                           Sugar Land, Texas  77479
                                           ---------------------------------

         10.4. Place of Payment. All sums payable to Lender hereunder, under the Note and/or any one or more of the Loan Papers shall be due and payable at, and shall be paid to Lender at such location as shall be specified by Lender not later than 1:00 p.m., central standard time, on the date due, in immediately available funds. If any payment falls due on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day, and interest on such amount shall be payable in respect to such extension.

         10.5. Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive the execution and the delivery of this Agreement and the Loan Papers. All statements contained in any certificate or other instrument delivered by or on behalf of Borrower hereunder shall be deemed to constitute representations and warranties made by Borrower.

         10.6. Parties in Interest. All covenants and agreements contained in this Agreement and all other Loan Papers shall bind and inure to the benefit of the respective successors and assigns of the parties hereto, except that Borrower may not assign its rights hereunder without the prior written consent of Lender.

         10.7. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         10.8. Interest After Event of Default. All amounts payable with respect to the Indebtedness after the occurrence of an Event of Default shall bear interest from the date due until paid at the lesser of (a) the Highest Lawful Rate, or (b) the rate specified in the Note for past due principal and interest.

         10.9. Controlling Provision. It is not the intention of any of the parties to this Agreement to make an agreement violative of the Laws of any applicable jurisdiction relating to usury. Regardless of any provision in any of the Loan Papers, Lender shall never be entitled to receive, collect or apply, as interest on the Indebtedness, any amount in excess of the Maximum Amount. If Lender ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Amount, Borrower and Lender shall, to the maximum extent permitted under applicable Law, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread, the total amount of interest throughout the entire contemplated term of the Indebtedness; provided that if the Indebtedness is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, Lender shall refund to Borrower, as appropriate, the amount of such excess or credit the amount of such excess against the total principal amount owing, and, in such event, Lender shall not be subject to any penalties provided by any Laws for contracting for, charging or receiving interest in excess of the Maximum Amount. This Section 10.9 shall control every other provision of all agreements among the parties to this Agreement. Said Agreement shall control every other provision of the transactions contemplated by or contained in the Loan papers. In the event of a conflict between any of the terms of this agreement and any of the terms of any of the other loan papers, the terms of this agreement shall control.

         10.10. Indemnity. Borrower agrees to, and does indemnify and hold harmless Lender against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Lender in any way relating to, or arising out of, any of the Loan Papers or any other transaction contemplated therein, and which are caused by Borrower, provided that the same are not founded upon the negligence or misconduct of Lender. The obligation of Borrower under this Section 10.10 shall survive any termination of this Agreement.

         10.11. Severability. If any provision of any of the Loan Papers is held to be illegal, invalid or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, the appropriate Loan Paper shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, and the remaining provision thereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision there shall be added automatically as a part of such Loan Paper a provision as similar in terms to the illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

         10.12. Amendment. The provisions of this Agreement may not be amended, modified or waived except by the written agreement of Borrower and Lender. This Agreement embodies the entire agreement among the parties, supersedes all prior agreements and understandings, if any, relating to the subject matter hereof, and may be amended only as provided above.

         10.13. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

         10.14. No Third Party Beneficiaries. This Agreement is for the sole benefit of Lender and Borrower and is not for the benefit of any third party. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Agreement may be waived by Lender, in whole or in part, at any time and from time to time. In no event shall this Agreement be construed so as to make Lender liable to any Contractor, or any Subcontractor, materialmen or laborers for goods and materials supplied or work and labor furnished in connection with the construction of the Improvements or any debts to such persons incurred by Borrower. Lender shall have no liability, obligation, or responsibility whatsoever with respect to the construction of the Improvements. Lender shall not be obligated to inspect any Unit or the construction of any Improvements, nor be liable for the performance or default of Borrower, or any other party, or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. Nothing, including without limitation any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender.

         10.15. Legal Fees. In the event it becomes necessary for either party to employ legal counsel or to bring an action at law or other proceeding to enforce any of the terms, covenants or conditions of this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorneys fees, but in no event to exceed ten percent (10%) of the outstanding unpaid balance of the loan or loans, whichever may apply.

         10.16. No Agency or Partnership. Lender is not the agent or representative of Borrower, and Borrower is not the agent or representative of Lender and nothing in this Agreement shall be construed to make Lender liable to anyone for goods delivered or services performed upon the Project or for debts or claims accruing against Borrower. Nothing herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between Borrower and Lender. The relationship of Borrower and Lender is debtor and creditor, respectively.

         10.17. Time of Essence. Time is of the essence in performance of this Agreement by Borrower.

         10.18. Participation. Lender shall have the right, at its sole discretion, to invite participants to participate in or to purchase all or portions of the Loan, and Borrower agrees to execute any documents reasonably requested by Lender in connection with any such participation or purchase.

         10.19. DISCLAIMER OF PERMANENT FINANCING. BORROWER ACKNOWLEDGES AND AGREES THAT LENDER HAS NOT MADE ANY COMMITMENTS, EXPRESS OR IMPLIED, TO EXTEND THE TERM OF THE LOAN PAST ITS STATED MATURITY DATE OR TO PROVIDE BORROWER OR THE PURCHASER OF ANY UNIT WITH ANY PERMANENT FINANCING.

         10.20. LIMITATION OF LIABILITY. NO CLAIM MAY BE MADE BY BORROWER AGAINST LENDER OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY LAW) IN CONNECTION WITH, ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIPS ESTABLISHED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN PAPERS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         10.21. Inapplicability of Chapter 15 of Texas Credit Code. Chapter 15 of the Texas Credit Code (Tex. Rev. Civ. Stat. Ann. art. 5069-15.01, et seq.) pertaining to revolving loans and revolving tri-party accounts does not apply to this Agreement or the loan transactions evidenced hereby.

         10.22. Lot Loan Agreement. If there is an Addendum attached to this Loan Agreement which has been initialed by both Borrower and Lender, then the terms of such Addendum shall form a part of the Loan Agreement.

         THIS WRITTEN LOAN AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the date first above written.

                                   BORROWER:

                                        NEWMARK HOMES, L. P.




                                             By: /s/ TERRY WHITE
                                                ---------------------------
                                             Name:  Terry White
                                                  -------------------------
                                             Title:  SVP
                                                   ------------------------



                                    LENDER:

                                 BANKTEXAS N.A.




                                             By: /s/ ROBERT WEAKLEY
                                                ---------------------------
                                             Name:  Robert Weakley
                                                  -------------------------
                                             Title: Vice President
                                                   ------------------------